                         ANNUAL REPORT / OCTOBER 31 1999

                            AIM STRATEGIC INCOME FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                      -------------------------------------

                     THE CHESS GAME BY ALICE KENT STODDARD

         CHESS IS LARGELY VIEWED AS A GAME OF STRATEGY, WHERE PLANNING

           THE MOVES OF EACH PIECE ON THE BOARD LEADS TO THE ULTIMATE

         GOAL OF WINNING THE GAME. LIKE A THOUGHTFUL CHESS PLAYER, THIS

            FUND'S MANAGEMENT TEAM CAREFULLY WEIGHS ITS OPTIONS AND

          CHOOSES SECURITIES FOR THE PORTFOLIO THAT WILL HELP THE FUND

                              REACH ITS OBJECTIVE.

                      -------------------------------------


AIM Strategic Income Fund is for shareholders who seek high current income and, secondarily, growth of capital by investing mainly in debt securities of issuers in the United States, developed foreign countries and emerging markets.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Strategic Income Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The fund's average annual total returns, including sales charges, for periods ended 9/30/99 (the most recent calendar quarter end), are as follows: for Class A shares, one year, -4.36%; five years, 5.06%; 10 years, 7.63%. For Class B shares, one year, -4.90%; five years, 5.11%; inception (10/22/92), 6.65%. Class C shares produced a cumulative total return of -2.46% from their inception (3/1/99) through 9/30/99. For Advisor Class shares, one year, 0.79%; inception (6/1/95), 7.50%.
o   Beginning 3/1/99, Advisor Class shares were closed to new investors.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and expressed on an annualized basis.
o The fund's annualized distribution rate reflects the fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.
o During the year ended 10/31/99, the fund paid distributions of $0.6900 per share for Class A shares, $0.6170 per share for Class B shares, $0.3430 per share for Class C shares and $0.7320 per share for Advisor Class shares.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds," have a greater risk of price fluctuation and loss of principal and income than U.S. Treasury securities, which offer a government guarantee as to the repayment of principal and interest if held to maturity. Purchasers should carefully assess the risks associated with an investment in this fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major developed bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.
o The unmanaged Lehman Aggregate Bond Index is generally considered representative of the performance of corporate debt securities. It is compiled by Lehman Brothers, a well-known global investment bank.
o   Lipper, Inc. is an independent mutual fund performance monitor.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.



   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                            AIM STRATEGIC INCOME FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
  [PHOTO OF         faith in two long-established principles of investing:
  Charles T.        portfolio diversification and long-term thinking. We could
    Bauer,          title this report "What a Difference a Year Makes."
 Chairman of            An investor surveying conditions when the fiscal year
the Board of        opened on October 31, 1998, saw a market dominated by
  THE FUND          large-capitalization stocks and high-quality bonds,
APPEARS HERE]       especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.

                        In bond markets also, name-brand quality was the place to be. The Lehman Corporate/Government Bond Index, which follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%. It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER


Charles T. Bauer
Chairman
A I M Advisors, Inc.

                      -------------------------------------
                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.
                      -------------------------------------


                            AIM STRATEGIC INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM STRATEGIC INCOME FUND STANDS POISED
FOR NEW OPPORTUNITIES

IT WAS A VOLATILE ENVIRONMENT FOR BONDS. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
The volatility was principally experienced in U.S. corporate bonds, as well as non-U.S. government bonds. For the fiscal year ended October 31, 1999, the fund posted a total return of 0.06% for Class A shares and -0.52% for Class B shares. Advisor Class shares returned 0.55%. Class C shares commenced sales March 1, 1999, and produced cumulative total return of -1.80% through the end of the fiscal year. These returns are at net asset value, excluding sales charges. Comparatively, the Lehman Aggregate Bond Index had a return of 0.53% for the same period.
    The fund's 30-day SEC yield at net asset value was 7.00% for Class A shares, 6.71% for Class B shares and Class C shares and 7.66% for Advisor Class shares as of October 31, 1999.

TO WHAT DO YOU ATTRIBUTE THE VOLATILITY?
The year has largely been characterized by fear--fears about interest rates and Y2K. There was concern that continued strong economic growth in the United States would prompt the Federal Reserve Board (the Fed) to raise interest rates to keep inflation under control, which had an unsettling effect on the bond market.
    The bond market was also rattled by the potential impact of the need to reprogram older computers to recognize the year 2000 (Y2K). Some investors who fear the potential impact of Y2K have moved their money out of risky bonds. As a result, liquidity in the bond market has narrowed considerably.

HOW DID VARIOUS SECTORS OF THE BOND MARKET PERFORM DURING THE REPORTING PERIOD? Evidence of the bond market's marginal performance can be seen in the total returns of three components of the Lehman Aggregate Bond Index. According to Lehman, corporate bonds etched out a return of 1.50% while government bonds dropped to -6.10%. On a positive note, high-yield bonds returned 4.34% as of October 31, 1999.
    High-yield bonds spent the beginning of the fiscal year in the doldrums, rallied midway through the reporting period, and for a time were market leaders. However, the performance of high-yield bonds took a sudden downturn amid concerns about interest rates, inflation and a growing default rate. Toward the end of the fiscal year, the default rate for the issuers of high-yield bonds rose to approximately 4%, its highest level since 1991.

WHAT SIGNIFICANT ACTIONS DID THE FED TAKE THIS YEAR?
In two separate moves, the Fed raised the key federal funds rate from 4.75% to 5.25%. At the end of the fiscal year, the Fed was maintaining a tightening bias, but investors were uncertain whether the central bank would raise rates further. Shortly after the fiscal year closed, the Fed raised rates again.
    The uncertainty over interest rates and the direction of Fed policy has created a high level of caution among fixed-income investors this year. As a result, yield spreads among mortgages, investment-grade corporate bonds and high-yield bonds have remained wide this year.

HAVE YOU MADE ANY CHANGES IN COUNTRY HOLDINGS DURING THE REPORTING PERIOD?
Our U.S. allocation has increased significantly, from 40% to over 70%. This is consistent given changes in the benchmark and our outlook for a stable economic backdrop in the United States.

WHAT CHANGES HAVE YOU MADE TO MAKE THE FUND MORE COMPETITIVE IN THE FIXED-INCOME MARKET?

HISTORICALLY, THIS FUND HAD 50% OF ITS ASSETS INVESTED IN EMERGING-MARKETS DEBT AND 50% IN GLOBAL BONDS. OVER THE PAST YEAR, WE HAVE INCREMENTALLY REDUCED BOTH THE GLOBAL GOVERNMENT AND EMERGING-MARKETS DEBT ALLOCATIONS TO 10% EACH AND INCREASED THE HIGH-YIELD ALLOCATION TO 45%. THE FUND NOW ALSO HAS APPROXIMATELY 5% IN CONVERTIBLE BONDS TO PROVIDE LIMITED EXPOSURE TO THE EQUITY MARKETS.
    The goal of the restructuring is to position the fund as a multi-sector bond fund with a broader and less volatile range of asset classes. The fund will be able to maintain more diversified holdings that include Treasuries, agency, mortgage, non-U.S. government bonds, and emerging-markets debt bonds. Invest-


                      -------------------------------------

                            BONDS ARE MOST ATTRACTIVE

                           WHEN INFLATIONARY PRESSURES

                             ARE LOW AND WHEN YIELDS

                          EXCEED ECONOMIC GROWTH RATES.

                      -------------------------------------


          See important fund and index disclosures inside front cover.

                            AIM STRATEGIC INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


ment-grade and below-investment-grade corporate bonds are also viable investment options. The restructuring should help minimize the fund's exposure to individual sectors and maximize shareholders' income and total returns.

WHAT HAS BEEN THE IMPACT OF RESTRUCTURING ON THE FUND?
Ties between currency losses and income caused the dividend to decline. We expect approximately a 7% return of capital this year. These unfavorable effects can be attributed to timing and are expected to be temporary. Going forward, the restructuring should provide the fund with a more stable net asset value for potentially better risk-adjusted returns.

WHY HAS THE FUND'S BENCHMARK INDEX CHANGED?
The fund's benchmark has changed to the Lehman Aggregate Bond Index to better reflect the fund's true nature as a multi-sector fund. Previously, the benchmark was the J.P. Morgan Global Government Bond Index.
    The new benchmark is a well-diversified index that incorporates domestic fixed-income securities, including U.S. Treasuries, corporate issues and mortgage- and asset-backed securities. The Lehman Aggregate Bond Index more closely represents the objectives of the fund and its revised investment strategies.

WHAT IS YOUR OUTLOOK FOR THE NEXT FEW MONTHS?
We believe the prospects for bonds are brighter in the months ahead. The global economy continues to improve, with low inflation in Europe, and we anxiously await a full recovery for Asia. In the United States, we expect inflation to remain subdued and interest rate increases to be limited. This provides a very favorable environment for the fund's current asset allocation and an excellent backdrop for the fixed-income market.
    We remain optimistic concerning the risk/reward tradeoff of the fund's restructuring. The asset allocation shifts may help reduce volatility and position the fund for more stable appreciation in the future. Bonds are most attractive when inflationary pressures are low and when yields exceed economic growth rates. We will continue to hold true to our investment discipline; when momentum returns in the bond market, we expect to thrive.


PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets


================================================================================
TOP HOLDINGS                                 COUPON     MATURITY    %
--------------------------------------------------------------------------------
  1. FNMA, Pass Through Certificates          7.50%       1/29     7.45
  2. Bundesrepublik Deutschland Bonds         6.50        7/27     3.54
  3. Fingerhut                                5.88        2/07     2.31
  4. GreenTree Home Equity Loan Trust         7.88        9/30     2.28
  5. U.S. Treasury Bond                       5.63        5/08     2.20

================================================================================

================================================================================
TOP COUNTRIES
--------------------------------------------------------------------------------
  1. United States    70.54%
  2. Germany           5.35
  3. United Kingdom    4.29
  4. Canada            1.97
  5. Brazil            1.96

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================


GEOGRAPHIC ALLOCATION

================================================================================
Pie Chart
--------------------------------------------------------------------------------
North America And Other       80.7%
Europe                        12.09
South America                  3.37
Asia                           1.94
Australia                      1.9
================================================================================




          See important fund and index disclosures inside front cover.

                            AIM STRATEGIC INCOME FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM STRATEGIC INCOME FUND VS. BENCHMARK INDEXES

3/29/88-10/31/99

in thousands

Mountain Chart
================================================================================
        AIM Fund           J.P. Morgan      Lehman Aggregate
--------------------------------------------------------------------------------

3/88      9525             10000             9946
10/88     9705             10264            10514
10/89    10366             10770            11764
10/90    11229             11942            12507
10/91    12095             13284            14485
10/92    13440             14955            15909
10/93    18410             16600            17798
10/94    16489             17036            17144
10/95    16993             19651            19827
10/96    20901             20851            20986
10/97    22866             21578            22853
10/98    22086             24379            24986
10/99    22100             23658            25119

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

ABOUT THIS CHART
    The chart compares your fund to two benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the bond market over the period 10/3/89-10/31/99. (Please note that index performance figures are for the period 9/30/89-10/31/99.) It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. Unlike your fund, the index is not managed; therefore, there are no sales charges, expenses or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return of your investment.
    Since the last reporting period, AIM Strategic Income Fund has elected to use the Lehman Aggregate Bond Index as its benchmark instead of the J.P. Morgan Global Government Bond Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the J.P. Morgan Global Government Bond Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES
--------------------------------------------------------------------------------
 10 years                        7.34%

  5 years                        5.01

  1 year                        -4.71


CLASS B SHARES
--------------------------------------------------------------------------------
Inception  (10/22/92)            6.52%

  5 years                        5.07

  1 year                        -5.22


CLASS C SHARES
--------------------------------------------------------------------------------
Inception (3/1/99)              -2.75%*

* Total return provided is cumulative and has not been annualized.


ADVISOR CLASS SHARES*
--------------------------------------------------------------------------------
Inception (6/1/95)               7.30%

  1 year                         0.55*

* Beginning 3/1/99, Advisor Class Shares were closed to new investors.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and C shares will differ from Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                            AIM STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                    PRINCIPAL        MARKET
                                    AMOUNT(a)        VALUE
U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS &
  NOTES-54.60%

AEROSPACE/DEFENSE-0.73%

Sequa Corp.-Class A, Sr. Unsec.
  Notes, 9.00%, 08/01/09           $  1,400,000   $  1,368,500
--------------------------------------------------------------

AIRLINES-0.47%

Northwest Airlines Corp., Unsec.
  Gtd. Notes, 7.875%, 03/15/08        1,000,000        885,550
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-1.25%

American Axle & Manufacturing,
  Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.75%, 03/01/09              1,400,000      1,386,000
--------------------------------------------------------------
Gentek, Inc., Sr. Gtd. Sub.
  Notes, 11.00%, 08/01/09
  (Acquired 08/03/99; Cost
  $950,000)(b)                          950,000        959,500
--------------------------------------------------------------
                                                     2,345,500
--------------------------------------------------------------

BANKS (MONEY CENTER)-3.07%

Chase Manhattan Corp., Unsec.
  Sub. Notes, 6.25%, 01/15/06         2,835,000      2,713,676
--------------------------------------------------------------
Sanwa Finance Aruba AEC (Aruba),
  Unsec. Gtd. Unsub. Notes,
  8.35%, 07/15/09                     3,000,000      3,053,160
--------------------------------------------------------------
                                                     5,766,836
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-3.46%

Comcast Cable Communications,
  Unsec. Unsub. Notes, 6.20%,
  11/15/08(o)                         4,200,000      3,889,452
--------------------------------------------------------------
Lenfest Communications, Inc., Sr.
  Unsec. Sub. Notes, 8.25%,
  02/15/08                            1,850,000      1,859,250
--------------------------------------------------------------
LIN Television Corp., Sr. Unsec.
  Gtd. Sub. Notes, 8.375%,
  03/01/08                              800,000        748,000
--------------------------------------------------------------
                                                     6,496,702
--------------------------------------------------------------

BUILDING MATERIALS-0.55%

Blount Inc., Sr. Sub Notes,
  13.00%, 08/01/09(c)                 1,000,000      1,032,500
--------------------------------------------------------------

CHEMICALS-0.75%

Lyondell Chemical Co., Sr. Gtd.
  Sub. Notes, 10.875%, 05/01/09       1,400,000      1,400,000
--------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-1.52%

Huntsman ICI Chemicals LLC, Sr.
  Unsec. Sub. Notes, 10.125%,
  07/01/09 (Acquired 06/22/99;
  Cost $1,750,000)(b)                 1,750,000      1,758,750
--------------------------------------------------------------
ZSC Specialty Chemicals PLC
  (United Kingdom), Sr. Gtd.
  Unsub. Notes, 11.00%,
  07/01/09(c)                         1,100,000      1,105,500
--------------------------------------------------------------
                                                     2,864,250
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(a)        VALUE
COMMUNICATIONS EQUIPMENT-0.55%

Williams Communications Group,
  Inc., Sr. Unsec. Notes,
  10.875%, 10/01/09                $  1,000,000   $  1,030,000
--------------------------------------------------------------

COMPUTERS (HARDWARE)-0.53%

Chippac International Ltd., Sr.
  Unsec. Gtd. Sub. Notes, 12.75%,
  08/01/09 (Acquired 07/23/99;
  Cost $1,000,000)(b)                 1,000,000        995,000
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.45%

Intersil Corp., 13.25%, 08/15/09
  (Acquired 08/06/99; Cost
  $800,000)(b)(d)                           800        852,000
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-1.30%

PSINet Inc., Sr. Notes, 11.00%,
  08/01/09 (Acquired 07/16/99;
  Cost $1,000,000)(b)                 1,000,000      1,030,000
--------------------------------------------------------------
Rythms NetConnections Inc., Sr.
  Unsec. Notes, 12.75%, 04/15/09      1,575,000      1,405,687
--------------------------------------------------------------
                                                     2,435,687
--------------------------------------------------------------

CONSUMER FINANCE-1.94%

AmeriCredit Corp., Sr. Gtd. Sub.
  Notes, 9.875%, 04/15/06             1,000,000        995,000
--------------------------------------------------------------
General Motors Acceptance Corp.,
  Unsec. Notes, 6.625%, 10/15/05      2,700,000      2,643,921
--------------------------------------------------------------
                                                     3,638,921
--------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.43%

Viasystems Group, Inc., Sr. Sub
  Unsec. Notes, 9.75%, 06/01/07       1,000,000        805,000
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.51%

Lodgian Financing Corp., Sr.
  Unsec. Gtd. Sub. Notes, 12.25%,
  07/15/09(c)                         1,000,000        965,000
--------------------------------------------------------------

FOODS-1.44%

Eagle Family Foods-Series B,
  Unsec. Gtd. Notes, 8.75%,
  01/15/08                            1,735,000      1,344,625
--------------------------------------------------------------
Vlasic Foods International
  Inc.-Series B, Sr. Unsec. Sub.
  Notes, 10.25%, 07/01/09             1,450,000      1,370,250
--------------------------------------------------------------
                                                     2,714,875
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-4.63%

Hollywood Casino Corp., Sr. Sec.
  Gtd. Sub. Notes, 11.25%,
  05/01/07                            3,000,000      3,022,500
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(a)        VALUE
GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-(CONTINUED)

Hollywood Casino Corp.-Class A,
  1st Mortgage, 13.00%, 08/01/06(c) $ 1,000,000   $  1,040,000
--------------------------------------------------------------
Hollywood Park, Inc.-Series B,
  Sr. Gtd. Unsec. Sub. Notes,
  9.25%, 02/15/07(o)                    750,000        728,437
--------------------------------------------------------------
Horseshoe Gaming Holding Corp.,
  Sr. Unsec. Gtd. Notes, 8.675%,
  05/15/09                            1,350,000      1,299,375
--------------------------------------------------------------
Isle of Capri Casinos, Inc.,
  Unsec. Gtd. Sub. Notes, 8.75%,
  04/15/09                            1,500,000      1,361,250
--------------------------------------------------------------
Mandalay Resort Group, Sr. Sub.
  Notes, 9.25%, 12/01/05              1,250,000      1,256,250
--------------------------------------------------------------
                                                     8,707,812
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.49%

ICN Pharmaceuticals, Inc., Sr.
  Notes, 8.75%, 11/15/08
  (Acquired 07/15/99; Cost
  $969,900)(b)                        1,000,000        917,500
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.52%

Triad Hospitals Holdings Inc.,
  Sr. Sub. Notes, 11.00%,
  05/15/09(c)                         1,000,000        982,500
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.53%

Express Scripts, Inc.-Class A,
  Sr. Gtd. Sub. Notes, 9.625%,
  06/15/09                            1,000,000      1,005,000
--------------------------------------------------------------

HOMEBUILDING-0.93%

Engle Homes, Inc.-Series C, Sr.
  Unsec. Gtd. Notes, 9.25%,
  02/01/08                            2,000,000      1,750,000
--------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES-0.38%

Winsloew Furniture, Inc., 12.75%,
  08/15/07(c)(d)                            750        718,125
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.62%

Goldman Sachs Group, Inc. (The),
  Medium Term Notes, 2.00%,
  07/01/06                            1,100,000      1,167,375
--------------------------------------------------------------

IRON & STEEL-0.51%

Acme Metal, Inc., Sr. Unsec. Gtd.
  Deb., 10.875%, 12/15/07(e)            780,000        167,700
--------------------------------------------------------------
Republic Technologies International
  LLC/RTI Capital Corp., 13.75%,
  07/15/09 (Acquired 08/06/99;
  Cost $839,035)(b)(d)                      850        790,500
--------------------------------------------------------------
                                                       958,200
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-2.06%

Boca Resorts, Inc.-Class A, Sr.
  Gtd. Sub Notes, 9.875%, 04/15/09    2,050,000      1,937,250
--------------------------------------------------------------
Premier Parks Inc., Sr. Notes,
  9.75%, 06/15/07                     1,150,000      1,135,625
--------------------------------------------------------------
Riddell Sports Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 07/15/07          950,000        793,250
--------------------------------------------------------------
                                                     3,866,125
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(a)        VALUE
MACHINERY (DIVERSIFIED)-1.06%

SCG Holding Corp./Semiconductor
  Components Industries LLC, Sr.
  Sub. Notes, 12.00%, 08/01/09
  (Acquired 08/03/99; Cost
  $1,010,000)(b)                   $  1,000,000   $  1,025,000
--------------------------------------------------------------
Wec Co., Sr. Notes, 12.00%,
  07/15/09 (Acquired 07/23/99;
  Cost $1,000,000)(b)                 1,000,000        975,000
--------------------------------------------------------------
                                                     2,000,000
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.22%

TeleCorp PCS, Inc., Sr. Disc.
  Sub. Notes, 11.625%, 04/15/09
  (Acquired 04/20/99; Cost
  $1,906,254)(b)(f)                   3,250,000      2,006,875
--------------------------------------------------------------
Mechala Group (Jamaica) Series B,
  Sr. Gtd. Sub. Notes, 12.75%,
  12/30/99                              719,000        282,208
--------------------------------------------------------------
                                                     2,289,083
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.48%

Fairchild Corp. (The)-Class A,
  Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 04/15/09                    1,000,000        865,000
--------------------------------------------------------------
Fairchild Semiconductor Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  10.375%, 10/01/07                     975,000        976,219
--------------------------------------------------------------
Fisher Scientific International
  Inc., Sr. Unsec. Sub. Notes,
  9.00%, 02/01/08                     1,000,000        945,000
--------------------------------------------------------------
                                                     2,786,219
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.49%

United Stationers Supply Co., Sr.
  Unsec. Gtd. Sub. Notes, 8.375%,
  04/15/08                            1,000,000        912,500
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.41%

Vintage Petroleum, Inc., Sr.
  Unsec. Sub. Notes, 9.75%,
  06/30/09                              750,000        761,250
--------------------------------------------------------------

PERSONAL CARE-1.27%

Chattem, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.875%,
  04/01/08                            1,500,000      1,342,500
--------------------------------------------------------------
Drypers Corp.-Series B, Sr.
  Notes, 10.25%, 06/15/07             1,300,000      1,046,500
--------------------------------------------------------------
                                                     2,389,000
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.56%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                    1,050,000      1,055,250
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.82%

Ames Department Stores, Inc., Sr.
  Gtd. Sub. Notes, 10.00%,
  04/15/06                            1,575,000      1,543,500
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(a)        VALUE
RETAIL (DRUG STORES)-0.57%

Duane Reade, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.25%,
  02/15/08                         $  1,100,000   $  1,078,000
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.46%

Stater Brothers Holdings Inc.,
  Sr. Notes, 10.75%, 08/15/06           850,000        869,125
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.73%

Metris Cos., Inc., Sr. Notes,
  10.125%, 07/15/06 (Acquired
  08/13/99; Cost $1,441,804)(b)       1,500,000      1,368,750
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.38%

Willis Corroon Corp., Sr. Gtd.
  Sub. Notes, 9.00%, 02/01/09           800,000        712,000
--------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-1.46%

American Plumbing & Mechanical
  Inc., Sr. Gtd. Sub. Notes,
  11.625%, 10/15/08(c)(o)             3,000,000      2,748,750
--------------------------------------------------------------

SOVEREIGN DEBT-7.37%

Bank of Foreign Economic Affairs
  (Vnesheconombank) (Russia),
  Interest in Arrears Notes,
  6.06%, 12/15/15(e)(g)                 278,770         32,407
--------------------------------------------------------------
  Principal Loans, 6.06%,
    12/15/20(e)(g)                   16,555,492      1,541,813
--------------------------------------------------------------
Government of Venezuela
  (Venezuela), Unsec. Bonds,
  9.25%, 09/15/27                       183,000        123,525
--------------------------------------------------------------
Republic of Argentina (Argentina),
  Unsec. Unsub. Notes, 11.75%,
  04/07/09                            1,500,000      1,479,375
--------------------------------------------------------------
  Unsec. Unsub. Bonds, 11.375%,
    01/30/17                            208,000        199,160
--------------------------------------------------------------
Republic of Brazil (Brazil),
  Bonds, 11.625%, 04/15/04            1,228,000      1,177,345
--------------------------------------------------------------
  Notes, 14.50%, 10/15/09             2,404,000      2,496,554
--------------------------------------------------------------
  Gtd. Floating Rate Bonds,
    7.00%, 04/15/12(g)                   18,000         11,942
--------------------------------------------------------------
Republic of Bulgaria (Bulgaria),
  Floating Rate PDI Deb., 6.50%,
  07/28/11(g)                           190,000        145,200
--------------------------------------------------------------
  Series A, Gtd. Bonds, 2.75%,
    07/28/12(g)                         205,000        138,552
--------------------------------------------------------------
  Series A, Gtd. Floating Rate
    Sec. Bonds, 6.50%, 07/28/24(g)      198,000        147,778
--------------------------------------------------------------
Republic of Columbia (Columbia),
  Unsub. Notes, 9.75%, 04/23/09         264,000        240,900
--------------------------------------------------------------
Republic of Kazakhstan (Kazakhstan),
  Bonds, 13.625%, 10/18/04
  (Acquired 09/28/99; Cost $59,322)(b)   60,000         59,400
--------------------------------------------------------------
Republic of Korea (Korea), Unsub.
  Unsec. Notes, 8.875%, 04/15/08        990,000      1,031,870
--------------------------------------------------------------
Republic of Malaysia (Malaysia),
  Bonds, 8.75%, 06/01/09                720,000        742,190
--------------------------------------------------------------
Republic of Panama (Panama),
  Bonds, 8.875%, 09/30/27               304,000        247,651
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(a)        VALUE
SOVEREIGN DEBT-(CONTINUED)

Republic of Turkey (Turkey),
  Notes, 12.00%, 12/15/08          $    240,000   $    243,000
--------------------------------------------------------------
Republic of Venezuela
  (Venezuela), Unsec. Bonds,
  9.25%, 09/15/27                       817,000        554,477
--------------------------------------------------------------
United Mexican States (Mexico),
  Bonds, 11.375%, 09/15/16              391,000        418,859
--------------------------------------------------------------
  11.50%, 05/15/26                    2,500,000      2,825,353
--------------------------------------------------------------
                                                    13,857,351
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.22%

Crown Castle International Corp.,
  Sr. Disc. Notes, 10.375%,
  05/15/11(f)                         1,600,000        952,000
--------------------------------------------------------------
Insight Midwest LP/Insight
  Capital Inc., Sr. Notes, 9.75%,
  10/01/09 (Acquired 09/28/99;
  Cost $500,000)(b)                     500,000        516,250
--------------------------------------------------------------
Level 3 Communications, Inc., Sr.
  Unsec. Notes, 9.125%, 05/01/08      1,500,000      1,406,250
--------------------------------------------------------------
Omnipoint Corp., Sr. Notes,
  11.50%, 09/15/09 (Acquired
  09/17/99; Cost $750,000)(b)           750,000        787,500
--------------------------------------------------------------
Worldwide Fiber, Inc. (Canada),
  Sr. Notes, 12.00%, 08/01/09(c)        500,000        502,500
--------------------------------------------------------------
                                                     4,164,500
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.32%

Primus Telecommunications Group,
  Inc., Sr. Notes, 11.25%, 01/15/09   1,600,000      1,480,000
--------------------------------------------------------------
Tele1 Europe B.V. (Netherlands),
  Sr. Unsec. Notes, 13.00%,
  05/15/09(c)                         1,000,000        995,000
--------------------------------------------------------------
                                                     2,475,000
--------------------------------------------------------------

TELEPHONE-0.93%

Intermedia Communications
  Inc.-Series B, Sr. Unsec.
  Notes, 9.50%, 03/01/09              1,900,000      1,752,750
--------------------------------------------------------------

TEXTILES (APPAREL)-0.47%

St. John Knits International,
  Inc., Sr. Sub. Notes, 12.50%,
  07/01/09 (Acquired 07/01/99;
  Cost $986,160)(b)                   1,000,000        875,000
--------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.26%

Pillowtex Corp., Sr. Sec. Gtd.
  Sub. Notes, 10.00%, 11/15/06        1,325,000        483,625
--------------------------------------------------------------

WASTE MANAGEMENT-1.50%

Allied Waste North America Inc.,
  Sr. Sub. Notes, 10.00%,
  08/01/09(c)                         3,300,000      2,821,500
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds &
      Notes (Cost $114,669,327)                    102,612,111
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(a)        VALUE
U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS & NOTES-3.88%

LODGING-HOTELS-0.47%

Hilton Hotels Corp., Conv. Sub.
  Notes, 5.00%, 05/15/06           $  1,125,000   $    885,937
--------------------------------------------------------------

RETAIL (DRUG STORES)-1.23%

Rite Aid Corp., Conv. Unsec. Sub.
  Notes, 5.25%, 09/15/02              3,320,000      2,307,400
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.69%

Interpublic Group of Companies,
  Inc. (The), Conv. Notes, 1.87%,
  06/01/06 (Acquired 05/26/99;
  Cost $1,176,106)(b)                 1,400,000      1,298,500
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.86%

CUC International, Inc., Conv.
  Sub. Notes, 3.00%, 02/15/02         1,799,000      1,623,598
--------------------------------------------------------------

WASTE MANAGEMENT-0.63%

WMX Technologies, Conv. Sub.
  Notes, 2.00%, 01/24/05              1,445,000      1,186,706
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Convertible Bonds & Notes
      (Cost $8,877,848)                              7,302,141
--------------------------------------------------------------

                                    PRINCIPAL
                                    AMOUNT(h)
NON-U.S. DOLLAR DENOMINATED
  GOVERNMENT BONDS & NOTES-11.60%

CANADA-1.97%

Canadian Government, Bonds,
  Series H63, 10.75%,
  10/01/09                    CAD     4,065,000      3,702,317
--------------------------------------------------------------

GERMANY-5.35%

Bundesrepublik Deutschland, Bonds
  8.25%, 09/20/01             EUR     3,000,000      3,395,989
--------------------------------------------------------------
  6.50%, 07/04/27             EUR     5,800,000      6,651,676
--------------------------------------------------------------
                                                    10,047,665
--------------------------------------------------------------

GREECE-1.50%

Republic of Hellenic, Bonds
  9.20%, 03/21/02             GRD   650,000,000      2,124,676
--------------------------------------------------------------
  8.80%, 06/19/07             GRD   200,000,000        696,135
--------------------------------------------------------------
                                                     2,820,811
--------------------------------------------------------------

ITALY-0.88%

Buoni Poliennali del Tesoro,
  Deb., 8.50%, 01/01/04       EUR     1,400,000      1,665,613
--------------------------------------------------------------

NEW ZEALAND-1.90%

Fannie Mae, Notes, 7.25%,
  06/20/02                    NZD     7,000,000      3,572,815
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Government
      Bonds & Notes (Cost
      $24,770,532)                                  21,809,221
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(h)        VALUE
NON-U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS & NOTES-4.17%

AUSTRIA-0.14%

Head Holding GMBH (Manufacturing-
  Specialized), Sr. Notes,
  10.75%, 07/15/06            EUR       250,000   $    265,157
--------------------------------------------------------------

FRANCE-0.15%

Remy Cointreau S.A.
  (Beverages-Alcoholic), Sr.
  Notes, 10.00%, 07/30/05     EUR       250,000        285,027
--------------------------------------------------------------

LUXEMBOURG-0.09%

Carrier1 International S.A.
  (Communications Equipment),
  13.25%, 02/15/09 (Acquired
  08/05/99; Cost
  $180,103)(b)(d)             EUR       150,000        160,964
--------------------------------------------------------------

NETHERLANDS-0.09%

Impress Metal Packaging Holding
  (Containers-Metal & Glass), Sr.
  Sub. Notes, 9.875%,
  05/29/07                    DEM       300,000        168,011
--------------------------------------------------------------

UNITED KINGDOM-3.70%

Clubhaus PLC (Entertainment), Sr.
  Unsec. Notes, 12.875%,
  06/01/09                    GBP       150,000        257,903
--------------------------------------------------------------
Colt Telecom Group PLC-Series
  DBC (Telephone), Sr. Notes,
  7.625%, 07/31/08            DEM     1,600,000        856,899
--------------------------------------------------------------
ECO-BAT Technologies PLC
  (Building Materials), Unsec.
  Gtd. Sub. Notes, 9.125%,
  06/27/07                    GBP       150,000        242,755
--------------------------------------------------------------
Energis PLC
  (Telecommunications-Long
  Distance), Unsec. Notes,
  9.50%, 06/15/09             GBP       200,000        340,688
--------------------------------------------------------------
HMV Media Group PLC
  (Retail-General Merchandise),
  Sr. Sub. Notes, 10.875%,
  05/15/08                    GBP       200,000        314,666
--------------------------------------------------------------
Hurst Group PLC
  (Broadcasting-Television, Radio
  & Cable), Unsec. Unsub. Notes,
  11.125%, 08/06/08 (Acquired
  07/30/99; Cost $240,818(b)  GBP       150,000        241,848
--------------------------------------------------------------
Jazztel PLC
  (Telecommunications-Long
  Distance), Sr. Notes, 14.00%,
  04/01/09                    EUR       300,000        334,126
--------------------------------------------------------------
Leica Geosystems Finance PLC
  (Financial-Diversified), Sr.
  Unsec. Gtd. Unsub. Notes,
  9.875%, 12/15/08            EUR       250,000        266,217
--------------------------------------------------------------
London International Exhibition
  Center-Series BBR (Land
  Development), Sec. Bonds,
  7.71%, 11/25/16             GBP     1,730,000      2,299,326
--------------------------------------------------------------
Ono Finance PLC-Series REGS
  (Financial-Diversified), Sr.
  Gtd. Sub. Notes, 13.00%,
  05/01/09                    EUR       300,000        336,514
--------------------------------------------------------------
Orange PLC
  (Telecommunications-Cellular/
  Wireless), Sr. Notes, 7.625%,
  08/01/08                    EUR     1,000,000      1,108,395
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(h)        VALUE
UNITED KINGDOM-(CONTINUED)

Premier International Foods PLC
  (Distributors-Food & Health), Sr.
  Notes, 12.25%, 09/01/09     GBP        60,000   $     98,898
--------------------------------------------------------------
William Hill Finance PLC
  (Financial-Diversified), Gtd.
  Notes, 10.625%, 04/30/08    GBP       150,000        254,442
--------------------------------------------------------------
                                                     6,952,677
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Non-Convertible
      Bonds & Notes (Cost
      $7,930,529)                                    7,831,836
--------------------------------------------------------------

                                      SHARES
COMMON STOCKS & OTHER EQUITY
  INTERESTS-1.76%

PUBLISHING (NEWSPAPERS)-0.71%

Tribune Company, $3.14 Conv. Pfd.         9,900      1,341,450
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.88%

Cendant Corp.(i)                        100,000      1,650,000
--------------------------------------------------------------

SOVEREIGN DEBT-0.13%

Republic of Argentina Wts.
  (Argentina),
  expiring 12/03/99(j)                    2,510          2,824
--------------------------------------------------------------
  expiring 02/25/00(j)                    2,370         53,621
--------------------------------------------------------------
United Mexican States Wts.
  (Mexico), expiring 12/18/00(j)          2,662        178,687
--------------------------------------------------------------
                                                       235,132
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.04%

Tele1 Europe B.V. Wts. (Netherlands),
  expiring 05/15/09(j)                    1,000         80,250
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $3,197,511)                                    3,306,832
--------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT
ASSET-BACKED SECURITIES-6.49%

CONSUMER FINANCE-2.28%

Green Tree Home Equity Loan
  Trust- Series 1999-D-Class A5,
  7.88%, 09/15/30                  $  4,200,000      4,273,101
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-1.16%

Contimortgage Home Equity Loan
  Trust, Sub. Series 1999-2-Class
  B Notes, 8.50%, 04/25/29            2,400,000      2,182,125
--------------------------------------------------------------

RETAIL (HOME SHOPPING)-2.31%

Fingerhut Master Trust, Sub.
  Series 1998-2-Class C Floating
  Rate Note, 5.88%, 02/15/07(g)       4,500,000      4,339,642
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE
SERVICES (COMMERCIAL & CONSUMER)-0.74%

Aircraft Finance Trust-Series
  1999-1A-Class A, Sub. Bonds,
  8.00%, 05/15/24                  $  1,500,000   $  1,396,943
--------------------------------------------------------------
    Total Asset-Backed Securities
      (Cost $12,311,800)                            12,191,811
--------------------------------------------------------------

SENIOR SECURED FLOATING RATE
  INTERESTS LOANS-3.04%(k)(1)

Pacifica Papers Inc.,
  8.937%, 03/12/06                    1,492,500      1,491,567
--------------------------------------------------------------
Packaging Corp. of America,
  8.687%, 04/12/07                       25,620         25,671
--------------------------------------------------------------
  8.75%, 04/12/07                         4,132          4,140
--------------------------------------------------------------
  9.187%, 04/12/07                      250,000        250,500
--------------------------------------------------------------
  9.25%, 04/12/07                        82,645         82,810
--------------------------------------------------------------
  8.937%, 04/12/08                       25,620         25,668
--------------------------------------------------------------
  9.00%, 04/12/08                         4,132          4,140
--------------------------------------------------------------
  9.437%, 04/12/08                      250,000        250,469
--------------------------------------------------------------
  9.50%, 04/12/08                        82,645         82,800
--------------------------------------------------------------
Starwood Hotels & Resorts
  Worldwide, Inc., 9.132%,
  02/23/03                            1,000,000        999,583
--------------------------------------------------------------
Wyndham International, Inc.,
  9.187%, 06/30/06                    2,500,000      2,493,750
--------------------------------------------------------------
    Total Senior Secured Floating
      Rate Interests Loans (Cost
      $5,715,597)                                    5,711,098
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-7.45%

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-7.45%

Pass Through Certificates-TBA,
  7.498%, 01/24/29 (Cost
  $14,000,000)(m)                    14,000,000     14,004,340
--------------------------------------------------------------

U.S. TREASURY SECURITIES-3.75%

U.S. TREASURY BILLS-0.14%
  4.68%, 11/04/99(n)                    260,000        259,832
--------------------------------------------------------------

U.S. TREASURY BONDS-1.41%

  6.375%, 08/15/27(o)                 2,650,000      2,642,792
--------------------------------------------------------------

U.S. TREASURY NOTES-2.20%

  5.63%, 05/15/08(o)                  4,290,000      4,140,751
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $7,928,981)                              7,043,375
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MONEY MARKET FUNDS-9.22%

STIC Liquid Assets Portfolio(p)       8,661,739   $  8,661,739
--------------------------------------------------------------
STIC Prime Portfolio(p)               8,661,739      8,661,739
--------------------------------------------------------------
    Total Money Market Funds
      (Cost $17,323,478)                            17,323,478
--------------------------------------------------------------
TOTAL INVESTMENTS-105.96%                          199,136,243
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(5.96%)                                   (11,201,990)
--------------------------------------------------------------
NET ASSETS-100.00%                                $187,934,253
==============================================================

Abbreviations:

CAD    - Canadian Dollar
DEM    - German Deutschmark
EUR    - Euro
FRF    - French Franc
GPB    - British Pound Sterling
GRD    - Greek Drachma
NZD    - New Zealand Dollar
Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
TBA    - To Be Announced
Unsec. - Unsecured
Unsub. - Unsubordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (h).
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144 under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 10/31/99 was $16,618,337 which represented 8.84% of the Fund's net assets.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit represents common or preferred shares of the issuer.
(e) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(f) The coupon rate shown on step up coupon bond represents the rate at period end.
(g) The coupon rate shown on floating rate note represents rate at period end.
(h) Foreign denominated security. Par value and coupon rate are denominated in currency of country indicated.
(i) Non-income producing security.
(j) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(k) Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime rate of a designated U.S. bank. Senior secured floating rate interests are, at present, not readily marketable and may be subject to restrictions on resale.
(l) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have a expected average life of three to five years.
(m) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section H.
(n) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(o) The principal balance was pledged as collateral to cover securities purchased on a forward commitment basis.
(p) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $216,727,766)       $199,136,243
------------------------------------------------------------
Cash                                                   9,051
------------------------------------------------------------
Foreign currencies, at value (cost $13,173)           12,998
------------------------------------------------------------
Receivables for:
  Investments sold                                   325,471
------------------------------------------------------------
  Fund shares sold                                   137,308
------------------------------------------------------------
  Dividends and Interest                           3,539,187
------------------------------------------------------------
Other assets                                          25,768
------------------------------------------------------------
    Total assets                                 203,186,026
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           14,040,833
------------------------------------------------------------
  Fund shares reacquired                             814,231
------------------------------------------------------------
Forward contracts                                      7,228
------------------------------------------------------------
Variation margin                                      53,019
------------------------------------------------------------
Accrued advisory fees                                115,750
------------------------------------------------------------
Accrued distribution fees                            144,295
------------------------------------------------------------
Accrued accounting services fees                       4,110
------------------------------------------------------------
Accrued transfer agent fees                           19,261
------------------------------------------------------------
Accrued trustees' fees                                 4,314
------------------------------------------------------------
Accrued operating expenses                            48,732
------------------------------------------------------------
    Total liabilities                             15,251,773
------------------------------------------------------------
Net assets applicable to shares outstanding     $187,934,253
============================================================

NET ASSETS:

Class A                                         $ 68,674,962
============================================================
Class B                                         $118,903,697
============================================================
Class C                                         $    250,621
============================================================
Advisor Class                                   $    104,973
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            6,776,585
============================================================
Class B                                           11,716,082
============================================================
Class C                                               24,712
============================================================
Advisor Class                                         10,320
============================================================

Class A:
  Net asset value and redemption price per
    share                                       $      10.13
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.13 divided by
      95.25%)                                   $      10.64
============================================================
Class B:
  Net asset value and offering price per share  $      10.15
============================================================
Class C:
  Net asset value and offering price per share  $      10.14
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $      10.17
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends                                       $     25,765
------------------------------------------------------------
Interest                                          18,906,781
------------------------------------------------------------
Securities lending                                    37,491
------------------------------------------------------------
    Total investment income                       18,970,037
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   1,749,758
------------------------------------------------------------
Accounting services fees                              70,274
------------------------------------------------------------
Interest expense (Note 4)                             48,328
------------------------------------------------------------
Distribution fees -- Class A                         302,618
------------------------------------------------------------
Distribution fees -- Class B                       1,552,007
------------------------------------------------------------
Distribution fees -- Class C                             356
------------------------------------------------------------
Trustees' fees                                        21,973
------------------------------------------------------------
Transfer agent fees -- Class A                       125,789
------------------------------------------------------------
Transfer agent fees -- Class B & C                   226,541
------------------------------------------------------------
Transfer agent fees -- Advisor Class                     219
------------------------------------------------------------
Printing fees                                        204,970
------------------------------------------------------------
Other                                                116,621
------------------------------------------------------------
    Total expenses                                 4,419,454
------------------------------------------------------------
Less: Expenses paid indirectly                       (14,544)
------------------------------------------------------------
   Net Expense                                     4,404,910
------------------------------------------------------------
Net investment income                             14,565,127
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FORWARD CURRENCY CONTRACTS, SWAP AGREEMENTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (14,437,294)
------------------------------------------------------------
  Foreign currencies                              (2,620,411)
------------------------------------------------------------
  Forward contracts                                1,245,609
------------------------------------------------------------
  Swap agreements                                   (344,840)
------------------------------------------------------------
  Futures contracts                                  (59,818)
------------------------------------------------------------
                                                 (16,216,754)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            3,083,204
------------------------------------------------------------
  Foreign currencies                                (124,399)
------------------------------------------------------------
  Forward contracts                                   59,566
------------------------------------------------------------
  Futures contracts                                  (65,179)
------------------------------------------------------------
                                                   2,953,192
------------------------------------------------------------
  Net gain (loss) from investment securities,
    foreign currencies, forward currency
    contracts, swap agreements and futures
    contracts                                    (13,263,562)
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $  1,301,565
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income                                       $ 14,565,127    $  27,101,409
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, forward currency contracts, swap
    agreements and future contracts                            (16,216,754)      (9,817,521)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and forward currency contracts                     2,953,192      (28,381,099)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 1,301,565      (11,097,211)
-------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                       (5,310,549)      (7,063,735)
-------------------------------------------------------------------------------------------
  Class B                                                       (8,423,847)     (12,380,012)
-------------------------------------------------------------------------------------------
  Class C                                                           (2,176)              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                    (14,345)         (44,834)
-------------------------------------------------------------------------------------------

RETURN OF CAPITAL DISTRIBUTION:

  Class A                                                         (313,916)      (1,864,318)
-------------------------------------------------------------------------------------------
  Class B                                                         (557,789)      (3,267,432)
-------------------------------------------------------------------------------------------
  Class C                                                             (193)         (11,833)
-------------------------------------------------------------------------------------------
  Advisor Class                                                       (640)              --
-------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                      (28,748,300)     (23,886,355)
-------------------------------------------------------------------------------------------
  Class B                                                      (61,297,148)     (69,589,947)
-------------------------------------------------------------------------------------------
  Class C                                                          254,116               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                   (739,856)         369,213
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                     (103,853,078)    (128,836,464)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          291,787,331      420,623,795
-------------------------------------------------------------------------------------------
  End of period                                               $187,934,253    $ 291,787,331
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $295,698,026    $ 387,101,752
-------------------------------------------------------------------------------------------
  Undistributed net investment income                             (809,500)            (122)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, forward currency
    contracts, swap agreements and futures contracts           (89,286,279)     (74,693,113)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, forward currency
    contracts and futures contracts                            (17,667,994)     (20,621,186)
-------------------------------------------------------------------------------------------
                                                              $187,934,253    $ 291,787,331
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Strategic Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income, and its secondary investment objective is growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid monthly. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
    On October 31, 1999, undistributed net investment income was decreased by $751,050, undistributed net realized gains were increased by $1,623,588 and paid-in capital decreased by $872,538 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $87,556,284 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments if not previously utilized, in the year 2007.
D. Futures Contracts--The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Outstanding forward currency contracts at October 31, 1999 were as follows:

                                                                         UNREALIZED
SETTLEMENT                   CONTRACT TO   CONTRACT TO                  APPRECIATION
DATE                           DELIVER       RECEIVE        VALUE      (DEPRECIATION)
----------                   -----------   -----------   -----------   --------------
01/24/00               CAD   (2,850,000)   $1,940,743    $1,933,514       $(7,228)
                                           ----------    ----------       -------

G. Swap Agreements--The Fund may enter into interest rate swap agreements to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing their respective portfolio's duration (i.e., price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest rate swap agreements are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform and that there may be unfavorable changes in the fluctuation of interest rates.
H. Mortgage Dollar Rolls--The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
I. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
J. Foreign Securities--There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
K. Indexed Securities--The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO (NY), Inc. is the Fund's subadvisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $1 billion of the Fund's average daily net assets, plus 0.675% on the next $1 billion of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $2.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 1.75%, 2.40%, 2.40% and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $70,274 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $115,750 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $302,618, $1,552,007 and $356, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $10,612 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $1,132 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $14,544 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $14,544 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $597,260 with a weighted average interest rate of 5.64%. Interest expense for the Fund for the year ended October 31, 1999 was $48,328.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, there were no securities on loan to brokers. For the year ended October 31, 1999, the Fund received fees of $37,491 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $556,428,352 and $643,701,169, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $  1,665,165
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (20,986,683)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                  $(19,321,518)
==========================================================================

Cost of investments for tax purposes is $218,457,761

NOTE 7-FUTURES CONTRACTS

On October 31, 1999, $260,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                NO. OF        MONTH/        UNREALIZED
CONTRACT                                                       CONTRACTS     COMMITMENT     DEPRECIATION
--------                                                       ----------    -----------    -------------
Euro-Bundes Obligation-Short                                     150          Dec. 99        $(53,019)
--------------------------------------------------------------------------------------------------------

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                           1999                             1998
                                                              ------------------------------   ------------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
                                                              ------------   ---------------   ------------   ---------------
Sold:
  Class A                                                        3,735,185   $    40,211,400     11,087,862   $   132,840,707
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                          570,671         6,113,002      2,712,341        32,431,379
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                          25,089           258,028             --                --
-----------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     18,917           210,688        396,726         4,766,864
-----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                          412,050         4,409,344        520,006         6,103,698
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                          544,054         5,826,667        752,045         8,848,630
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                             196             2,004             --                --
-----------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                      1,153            12,565          4,186            50,201
-----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (6,845,161)      (73,369,044)   (13,690,399)     (162,830,760)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (6,857,590)      (73,236,817)    (9,428,771)     (110,869,956)
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                            (573)           (5,916)            --                --
-----------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                    (87,987)         (963,109)      (367,030)       (4,447,852)
-----------------------------------------------------------------------------------------------------------------------------
                                                                (8,483,996)  $   (90,531,188)    (8,013,034)  $   (93,107,089)
=============================================================================================================================

* Class C shares commenced sales on March 1, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                      CLASS A
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                               1999      1998(a)       1997      1996(a)     1995(a)
                                                              -------    --------    --------    --------    --------
Net asset value, beginning of period                          $ 10.80    $  12.00    $  11.76    $  10.32    $  10.88
------------------------------------------------------------  -------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                                          0.68        0.91(b)     0.74        0.89        0.97
------------------------------------------------------------  -------    --------    --------    --------    --------
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                          (0.66)      (1.27)       0.34        1.44       (0.69)
------------------------------------------------------------  -------    --------    --------    --------    --------
    Net increase (decrease) from investment operations           0.02       (0.36)       1.08        2.33        0.28
------------------------------------------------------------  -------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income                                    (0.65)      (0.65)      (0.78)      (0.82)      (0.80)
------------------------------------------------------------  -------    --------    --------    --------    --------
  In excess of net investment income                               --          --       (0.06)      (0.07)         --
------------------------------------------------------------  -------    --------    --------    --------    --------
  Return of capital                                             (0.04)      (0.19)         --          --       (0.04)
------------------------------------------------------------  -------    --------    --------    --------    --------
    Total distributions                                         (0.69)      (0.84)      (0.84)      (0.89)      (0.84)
------------------------------------------------------------  -------    --------    --------    --------    --------
Net asset value, end of period                                $ 10.13    $  10.80    $  12.00    $  11.76    $  10.32
============================================================  =======    ========    ========    ========    ========
Total return(c)                                                  0.06%      (3.41)%      9.40%      23.00%       3.06%
============================================================  =======    ========    ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $68,675    $102,280    $138,715    $185,126    $188,165
============================================================  =======    ========    ========    ========    ========
Ratio of net investment income to average net assets             6.44%(d)    7.73%       6.18%       8.09%       9.64%
============================================================  =======    ========    ========    ========    ========
Ratio of expenses to average net assets excluding interest
  expense:                                                       1.39%(d)    1.56%       1.44%       1.40%       1.45%
============================================================  =======    ========    ========    ========    ========
Ratio of interest expenses to average net assets                 0.02%        N/A         N/A         N/A         N/A
============================================================  =======    ========    ========    ========    ========
Portfolio turnover rate                                           235%        306%        149%        177%        238%
============================================================  =======    ========    ========    ========    ========

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average net assets of $86,462,180.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                1999         1998(a)         1997        1996(a)       1995(a)
                                                              ---------      --------      --------      --------      --------
Net asset value, beginning of period                          $  10.81       $  12.01      $  11.77      $  10.33      $  10.88
------------------------------------------------------------  --------       --------      --------      --------      --------
Income from investment operations:
  Net investment income                                           0.62           0.84(b)       0.67          0.82          0.91
------------------------------------------------------------  --------       --------      --------      --------      --------
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           (0.66)         (1.28)         0.33          1.44         (0.69)
------------------------------------------------------------  --------       --------      --------      --------      --------
    Net increase (decrease) from investment operations           (0.04)         (0.44)         1.00          2.26          0.22
------------------------------------------------------------  --------       --------      --------      --------      --------
Distributions to shareholders:
  From net investment income                                     (0.58)         (0.57)        (0.71)        (0.75)        (0.73)
------------------------------------------------------------  --------       --------      --------      --------      --------
  In excess of net investment income                                --             --         (0.05)        (0.07)           --
------------------------------------------------------------  --------       --------      --------      --------      --------
  Return of capital                                              (0.04)         (0.19)           --            --         (0.04)
------------------------------------------------------------  --------       --------      --------      --------      --------
    Total distributions                                          (0.62)         (0.76)        (0.76)        (0.82)        (0.77)
------------------------------------------------------------  --------       --------      --------      --------      --------
Net asset value, end of period                                $  10.15       $  10.81      $  12.01      $  11.77      $  10.33
============================================================  ========       ========      ========      ========      ========
Total return(c)                                                  (0.52)%        (4.04)%        8.70%        22.15%         2.48%
============================================================  ========       ========      ========      ========      ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $118,904       $188,660      $281,376      $333,178      $357,852
============================================================  ========       ========      ========      ========      ========
Ratio of net investment income to average net assets              5.78%(d)       7.08%         5.53%         7.44%         8.99%
============================================================  ========       ========      ========      ========      ========
Ratio of expenses to average net assets excluding interest
  expense:                                                        2.05%(d)       2.21%         2.09%         2.05%         2.10%
============================================================  ========       ========      ========      ========      ========
Ratio of interest expense to average net assets                   0.02%           N/A           N/A           N/A           N/A
============================================================  ========       ========      ========      ========      ========
Portfolio turnover rate                                            235%           306%          149%          177%          238%
============================================================  ========       ========      ========      ========      ========

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Total investment return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average net assets of $155,200,726.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                 CLASS C                                  ADVISOR CLASS
                                             ----------------   -----------------------------------------------------------------
                                              MARCH 1, 1999              YEAR ENDED OCTOBER 31,                  JUNE 1, 1995
                                                    TO          -----------------------------------------             TO
                                             OCTOBER 31, 1999    1999(a)     1998(a)     1997     1996(a)     OCTOBER 31, 1995(a)
                                             ----------------   ---------    -------    ------    -------     -------------------
Net asset value, beginning of period              $10.78         $10.83      $12.02     $11.77    $10.33            $10.32
-------------------------------------------       ------         ------      ------     ------    ------            ------
Income from investment operations:
  Net investment income                             0.33           0.76        0.95(b)    0.79      0.93              0.41
-------------------------------------------       ------         ------      ------     ------    ------            ------
  Net realized and unrealized gain (loss)
    on investments and foreign currencies          (0.63)         (0.69)      (1.26)      0.34      1.44             (0.04)
-------------------------------------------       ------         ------      ------     ------    ------            ------
    Net increase (decrease) from investment
      operations                                   (0.30)          0.07       (0.31)      1.13      2.37              0.37
-------------------------------------------       ------         ------      ------     ------    ------            ------
Distributions to shareholders:
  From net investment income                       (0.31)         (0.69)      (0.69)     (0.82)    (0.86)            (0.34)
-------------------------------------------       ------         ------      ------     ------    ------            ------
  In excess of net investment income                  --             --          --      (0.06)    (0.07)               --
-------------------------------------------       ------         ------      ------     ------    ------            ------
  Return of capital                                (0.03)         (0.04)      (0.19)        --        --             (0.02)
-------------------------------------------       ------         ------      ------     ------    ------            ------
    Total distributions                            (0.34)         (0.73)      (0.88)     (0.88)    (0.93)            (0.36)
-------------------------------------------       ------         ------      ------     ------    ------            ------
Net asset value, end of period                    $10.14         $10.17      $10.83     $12.02    $11.77            $10.33
===========================================       ======         ======      ======     ======    ======            ======
Total return(c)                                    (1.80)%         0.55%      (2.97)%     9.86%    23.39%             3.72%
===========================================       ======         ======      ======     ======    ======            ======
Ratios and supplemental data:
Net assets, end of period (in 000's)              $  251         $  105      $  847     $  533    $  479            $  443
===========================================       ======         ======      ======     ======    ======            ======
Ratio of net investment income to average
  net assets                                        5.78%(d)       6.78%(e)    8.08%      6.53%     8.44%             9.99%(f)
===========================================       ======         ======      ======     ======    ======            ======
Ratio of expenses to average net assets
  excluding interest expense:                       2.05%(d)       1.05%(e)    1.21%      1.09%     1.05%             1.10%(f)
===========================================       ======         ======      ======     ======    ======            ======
Ratio of interest expense to average net
  assets                                            0.02%          0.02%        N/A        N/A       N/A               N/A
===========================================       ======         ======      ======     ======    ======            ======
Portfolio turnover rate                              235%           235%        306%       149%      177%              238%
===========================================       ======         ======      ======     ======    ======            ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Total investment return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $53,046.
(e)  Ratios are based on average net assets of $233,208.
(f)  Annualized.

NOTE 10-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Strategic Income Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Strategic Income Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP


                       Boston, Massachusetts
                       December 23, 1999

BOARD OF TRUSTEES                            OFFICERS                           OFFICE OF THE FUND
C. Derek Anderson                            Robert H. Graham                   11 Greenway Plaza
President, Plantagenet Capital               Chairman and President             Suite 100
Management, LLC (an investment                                                  Houston, TX 77046
partnership); Chief Executive Officer,       Dana R. Sutton
Plantagenet Holdings, Ltd.                   Vice President and Treasurer       INVESTMENT MANAGER
(an investment banking firm)
                                             Samuel D. Sirko                    A I M Advisors, Inc.
Frank S. Bayley                              Vice President and Secretary       11 Greenway Plaza
Partner, law firm of                                                            Suite 100
Baker & McKenzie                             Melville B. Cox                    Houston, TX 77046
                                             Vice President
Robert H. Graham                                                                SUB-ADVISOR
President and Chief Executive Officer,       Gary T. Crum
A I M Management Group Inc.                  Vice President                     INVESCO (NY), Inc.
                                                                                1166 Avenue of the Americas
Ruth H. Quigley                              Carol F. Relihan                   New York, NY 10036
Private Investor                             Vice President
                                                                                TRANSFER AGENT
                                             Mary J. Benson
                                             Assistant Vice President and       A I M Fund Services, Inc.
                                             Assistant Treasurer                P.O. Box 4739
                                                                                Houston, TX 77210-4739
                                             Sheri Morris
                                             Assistant Vice President and       CUSTODIAN
                                             Assistant Treasurer
                                                                                State Street Bank and Trust Company
                                             Nancy L. Martin                    225 Franklin Street
                                             Assistant Secretary                Boston, MA 02110

                                             Ofelia M. Mayo                     COUNSEL TO THE FUND
                                             Assistant Secretary
                                                                                Kirkpatrick & Lockhart LLP
                                             Kathleen J. Pflueger               1800 Massachusetts Avenue, N.W.
                                             Assistant Secretary                Washington, D.C. 20036-1800

                                                                                COUNSEL TO THE TRUSTEES

                                                                                Paul, Hastings, Janofsky & Walker LLP
                                                                                Twenty Third Floor
                                                                                555 South Flower Street
                                                                                Los Angeles, CA 90071

                                                                                DISTRIBUTOR

                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046

                                                                                AUDITORS

                                                                                PricewaterhouseCoopers LLP
                                                                                160 Federal St.
                                                                                Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION--UNAUDITED
AIM Strategic Income Fund paid ordinary dividends in the amount of $0.650, $0.577, $0.315, and $0.692 per share to Class A, Class B, Class C, and Advisor Class shareholders, respectively during its tax year ended October 31, 1999. Of this amount, 0.02% is eligible for the dividends received deduction for corporations.

STATE TAX INFORMATION
Of the total ordinary dividends paid, 12% for Class A, Class B, Class C, and Advisor Class shares were derived from U.S. Treasury obligations.

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                                 MONEY MARKET FUNDS                       A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                    leadership in the mutual fund industry since
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                 1976 and managed approximately $120 billion
AIM Capital Development Fund                                                          in assets for more than 6.4 million
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS               shareholders, including individual
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund     investors, corporate clients and financial
AIM Large Cap Growth Fund                    AIM Asian Growth Fund                    institutions, as of September 30, 1999.
AIM Mid Cap Equity Fund                      AIM Developing Markets Fund                  The AIM Family of Funds--Registered
AIM Mid Cap Growth Fund                      AIM Euroland Growth Fund(4)              Trademark-- is distributed nationwide, and
AIM Mid Cap Opportunities Fund               AIM European Development Fund            AIM today is the 10th-largest mutual fund
AIM Select Growth Fund                       AIM International Equity Fund            complex in the United States in assets under
AIM Small Cap Growth Fund(2)                 AIM Japan Growth Fund                    management, according to Strategic Insight,
AIM Small Cap Opportunities Fund(3)          AIM Latin American Growth Fund           an independent mutual fund monitor.
AIM Value Fund                               AIM New Pacific Growth Fund
AIM Weingarten Fund
                                             GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                        AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                        AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund                 GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                            AIM Global Growth & Income Fund
AIM Basic Value Fund                         AIM Global Utilities Fund
AIM Charter Fund
                                             GLOBAL INCOME FUNDS
INCOME FUNDS                                 AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                       AIM Global Government Income Fund
AIM High Yield Fund                          AIM Global Income Fund
AIM High Yield Fund II                       AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund             THEME FUNDS
AIM Limited Maturity Treasury Fund           AIM Global Consumer Products and Services Fund
                                             AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                        AIM Global Health Care Fund
AIM High Income Municipal Fund               AIM Global Infrastructure Fund
AIM Municipal Bond Fund                      AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund               AIM Global Trends Fund(6)



(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

EDF-AR-1